SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -------------


      Date of Report (Date of earliest event reported): August 12, 1998

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                001-13187               22-3338356
    (State or other         (Commission file         (IRS employer
    jurisdiction of             number)           identification no.)
    incorporation)


97 Main Street                                             07928
Chatham, New Jersey                                     (Zip code)
(Address of principal executive
offices)



Registrant's telephone number,
including area code:  (973) 377-4646

Item 1.   Change in Control of Registrant

            On August 13, 1998, Clearview Cinema Group, Inc., a Delaware corporation (the "Company") announced that it had entered into an Agreement and Plan of Merger dated August 12, 1998 (the "Merger Agreement") among Cablevision Systems Corporation, a Delaware corporation ("Cablevision"), CCG Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Cablevision ("CCG Holdings") and the Company, upon the terms and subject to the conditions of which the Company will be merged (the "Merger") with CCG Holdings, and the surviving corporation in the Merger (the "Surviving Corporation") will be a wholly-owned subsidiary of Cablevision. The Merger Agreement further provides that the directors of CCG Holdings will be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and the by-laws of the Surviving Corporation, and the officers of the Company will be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and the by-laws of the Surviving Corporation. Subject to certain allocation and proration provisions contained in Article IV of the Merger Agreement, the Merger Agreement provides, among other things, that at the Effective Time (as defined in the Merger Agreement), the holders of shares of the Company's common stock, $.01 par value per share ("Common Shares"), Class A Preferred Stock, $.01par value per share ("Class A Preferred Shares"), Class B Nonvoting Redeemable Cumulative Preferred Stock, $.01 par value per share ("Class B Preferred
Shares") and Class C Preferred Stock, $.01 par value per share ("Class C Preferred Shares" and, together with the Class A Preferred Shares and Class B Preferred Shares, the "Preferred Shares" and, together with the Common Shares, the "Company Securities") of the Company shall be converted into, and become exchangeable for, at the option of the holder thereof, the applicable Security Cash Consideration or, other than in respect of Class B Preferred Shares, Security Share Consideration (each as defined in the Merger Agreement); PROVIDED, HOWEVER, that if the Average Parent Share Price (as defined in the Merger Agreement) is less than $72.00, the Company Securities shall be converted into and only be exchangeable for the applicable Security Cash Consideration. The Merger Agreement is attached hereto as Exhibit 2.01 and is incorporated by reference herein in its entirety.

       The Common Shares and the Class A Preferred Shares are the only classes of the Company's securities generally entitled to vote at meetings of stockholders of the Company. Pursuant to Section 251 of the Delaware General Corporation Law and the Company's certificate of incorporation, the Merger may not be consummated unless the Merger Agreement is approved by a majority of the votes that could be cast by the holders of the outstanding Common Shares and Class A Preferred Shares, voting together as a single class at a meeting of such stockholders called to consider and vote upon adoption of the Merger Agreement (the "Stockholders Meeting"). At any meeting of the Company's stockholders, Class A Preferred Shares are entitled to a number of votes equal to the number of Common Shares into which such Class A Preferred Shares are convertible as of the record date for such meeting. Contemporaneously with the execution and delivery of the Merger Agreement, and as a condition and inducement to Cablevision's and CCG Holdings' willingness to enter into the Merger Agreement, certain holders (the "Stockholders") of Company Securities and warrants to purchase Common Shares ("Warrants" and together with Company Securities, "Securities") entered into an agreement (the "Stockholders Agreement") with Cablevision pursuant to which such Stockholders have agreed, among other things, to vote in favor of adoption of the Merger Agreement. The Stockholders Agreement is attached hereto as Exhibit 2.02 and incorporated by reference herein in its entirety. The Stockholders Agreement will terminate upon the earliest to occur of (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with its terms. A. Dale Mayo, President and Chief Executive Officer of the Company, has entered into the Stockholders Agreement both individually and as voting trustee with respect to various voting trust agreements between Mr. Mayo and certain stockholders of the Company (the "Voting Trust Agreements"). As to the 560,802 Common Shares subject to the Voting Trust Agreements for which Mr. Mayo has voting power, Mr. Mayo has entered into the Stockholders Agreement with respect to 457,582 of such Common Shares. The beneficial owners of such 457,582 Common Shares also are parties to the Stockholders Agreement. The remaining Common Shares subject to the Voting Trust Agreements are not subject to the Stockholders Agreement. The Voting Trust Agreements are attached hereto as Exhibits 9.01 through 9.11, and are incorporated by reference herein in their entirety.

      Pursuant to the Stockholders Agreement, each Stockholder has agreed to vote all of such Securities owned and New Securities (as defined in the Stockholders Agreement) thereafter beneficially acquired by him (i) in favor of the adoption of the Merger Agreement (and each other action and transaction contemplated by the Merger Agreement and the Stockholders Agreement) at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof, and (ii) against any action or proposal that would compete with or could serve to materially compete or interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger. Pursuant to the Stockholders Agreement, to the extent such rights arise as a result of the Merger, the execution of the Stockholders Agreement or the Merger Agreement or the other transactions contemplated by the Stockholders Agreement or by the Merger Agreement under the applicable law or the certificates of designation relating to the Preferred Shares (each, a "Certificate of Designation"), each Stockholder also agreed to irrevocably waive certain rights arising as a result of the Merger, including (i) any rights of appraisal or rights to dissent from the Merger; (ii) any rights to cause the Company or Cablevision to exercise, convert or exchange any of such Stockholder's Securities (as defined in the Stockholders Agreement) for shares of capital stock or other securities or property or assets of Cablevision or the Company other than pursuant to Article IV of the Merger Agreement, the Stockholders Agreement or with the prior written consent of Cablevision; (iii) any rights to require or otherwise cause the Company or Cablevision to redeem any such Stockholder's Preferred Shares; (iv) any rights to receive preferential payments or other distributions upon a Liquidation Event, Mandatory Redemption Event (each as defined in applicable Certificate of Designation in respect to the Company's Preferred Shares) or other similar events; or (v) any rights to vote separately as a class of Preferred Shares upon adoption of the Merger Agreement at a meeting of stockholders of the Company. In addition, each of such Stockholders has agreed that pursuant to the Merger, at the Effective Time, all of such Stockholder's Securities shall no longer be outstanding, shall be canceled and retired and shall cease to exist, and each certificate representing any such Stockholder's Securities shall, subject to the terms and upon the conditions of the Merger Agreement, thereafter represent only the right to receive the applicable Merger Consideration (as defined in the Merger Agreement) and the right, if any, to receive pursuant to Section 4.2(e) of the Merger Agreement, cash in lieu of any fractional shares of Class A Common Stock, par value $.01 per share, of Cablevision into which such Stockholder's Securities otherwise would have been converted pursuant to Section 4.1(a) of the Merger Agreement and any distribution or dividend pursuant to Section 4.2(c) of the Merger Agreement.

      Further, each such Stockholder that beneficially owns Warrants has severally agreed pursuant to the Stockholders Agreement that upon the written notice of Cablevision delivered to such Stockholder, such Stockholder will, at the option and direction of Cablevision set forth in such notice, complete and provide to the Company the appropriate notice of exercise with respect to such Stockholder's Warrants and pay the applicable exercise price for such Warrants, it being understood and agreed that such Stockholder shall only exercise such number of Warrants as will be required for such Stockholder to acquire the number of Common Shares specified in Cablevision's notice. Such Stockholder shall cause such exercise to become effective such that such Stockholder is the record holder of the Common Shares issuable upon exercise of such Warrants prior to the record date for the Stockholders Meeting. Each of the Stockholders has severally agreed that in the event (i) any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Securities of a Stockholder, (ii) such Stockholder purchases or otherwise acquires beneficial ownership of any Company Securities after the execution of the Stockholders Agreement, (iii) such Stockholder voluntarily acquires the right to vote or share in the voting of any Company Securities other than such Stockholder's Securities, or (iv) such Stockholder converts any Convertible Preferred Shares (as defined in the Stockholders Agreement) or exercises any Warrants beneficially owned by such Stockholder into Common Shares, whether pursuant to Section 7 of the Stockholders Agreement or otherwise (Company Securities beneficially acquired pursuant to (i), (ii), (iii) or (iv) being collectively referred to as "New Securities"), such New Securities shall be subject to the terms of the Stockholders Agreement to the same extent as if they constituted Securities. The Stockholders Agreement does not require any Stockholder that owns Convertible Preferred Shares to convert such Convertible Preferred Shares into Common Shares.

      As of August 11, 1998, there were 2,304,802 Common Shares outstanding and the 779 Class A Preferred Shares outstanding (owned by a Stockholder party to the Stockholders Agreement) that are presently convertible into 467,400 Common Shares. Warrants held by Stockholders party to the Stockholders Agreement are currently exerciseable for 100,000 Common Shares. Assuming no other outstanding warrants, options, Preferred Shares or other similar securities of the Company were exercised or converted into Common Shares, Stockholders party to the Stockholders Agreement and obligated thereby to vote in favor of the adoption of the Merger Agreement would have the right to cast approximately 56.3% of the votes that could be cast on such proposal. As at the date hereof, Cablevision beneficially owns 47.8% of the Common Shares.

      The Securities to which this Form 8-K relates have not been purchased by Cablevision. According to Cablevision's Schedule 13D filed on August 21, 1998, Cablevision will obtain the necessary funds to pay for Company Securities converted into the applicable Security Cash Consideration, either directly or indirectly, from its subsidiaries, through loans, advances, dividends or from distributions of funds generated internally and/or obtained from borrowings under new or existing credit facilities or bank loan agreements. No final decisions have been made, however, concerning the method Cablevision will employ to obtain such funds.

      Each of the Stockholders has also severally agreed not to voluntarily transfer, sell, offer, pledge or otherwise dispose of or encumber ("Transfer") any of his or her Securities or New Securities prior to the earlier of (a) immediately following adoption of the Merger Agreement by the Company Requisite Vote (as defined in the Merger Agreement) or (b) the date the Stockholders Agreement is terminated in accordance with its terms.

      The execution and delivery of the Stockholders Agreement constituted a change in control under the Indenture, dated as of June 12, 1998 (the "Indenture"), by and among the Company, the Subsidiary Guarantors (as defined in the Indenture), and The Bank of New York, a New York banking institution, as trustee, pursuant to which the Company's 10 7/8% Senior Notes due 2008 (the "Notes") were issued. As of August 12, 1998, $80,000,000 aggregate principal amount of Notes was outstanding. The Indenture provides that upon the occurrence of a Change of Control (as defined in the Indenture) each holder of the Notes has the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such holder's Notes at an offer price in cash equal to 101% of the aggregate principal amount thereon plus accrued and unpaid interest and Liquidated Damages (as defined in the Indenture) thereof, if any, to the date of purchase. Pursuant to the Merger Agreement, Cablevision has agreed with the Company to purchase any Notes required to be purchased by the Company pursuant to the Change of Control Offer, subject to the following conditions: (i) the Company must mail a Notice of Change of Control (the "Notice of Change of Control") within five business days of August 12, 1998; (ii) the Change of Control Payment Date (being September 18, 1998 as defined in the Notice of Change of Control) shall not be more than 30 days from the date such notice is mailed; and (iii) there shall have been no public disclosure of any events, conditions, circumstances or other matters relating to the Company or its subsidiaries, the subject matter of which represents, individually or in the aggregate, a breach (without giving effect to certain qualifications as to materiality) of the representations and warranties contained in the Merger Agreement as of the date thereof, which breaches have had or are reasonably likely to have, a Company Material Adverse Effect (as defined in the Merger Agreement) or are reasonably likely to prevent the Company from consummating the transactions contemplated by the Merger Agreement. On August 19, 1998, the Company mailed the Notice of Change of Control to all holders of the Notes, informing such holders of their right to require the Company to purchase the Notes. The Indenture is attached hereto as Exhibit 4.01 and is incorporated by reference herein it its entirety.

      The Second Amended and Restated Credit Agreement, dated as of June 12, 1998 (the "Credit Agreement") between the Company and The Provident Bank as agent for the lenders thereunder and the banks and lending institutions set forth therein (the "Lenders") limits the ability of the Company to purchase any Notes and provides that certain change of control events with respect to the Company constitute a default thereunder. Pursuant to a waiver to the Credit Agreement dated as of August 12, 1998, between The Provident Bank, as agent for the Lenders and the Company (the "Waiver"), the Lenders agreed to waive any violation of certain provisions under the Credit Agreement concerning the Company's corporate existence, limitation on the nature of the Company's business or Change of Control (as defined in the Credit Agreement) under the Credit Agreement that might otherwise be deemed to exist solely as a result of
(i) the execution, delivery or performance of the Merger Agreement, (ii) the completion of the Merger, or (iii) the Company becoming an indirect wholly-owned subsidiary of Cablevision as a result of the Merger. In the event Cablevision is not obligated to purchase the Notes, the Company could seek the consent of the Lenders to purchase the Notes or attempt to refinance the borrowings that contain such prohibition. If the Company does not obtain such a consent or refinance such borrowings, the Company will remain prohibited from purchasing the Notes. In such case, the Company's failure to purchase tendered Notes would constitute an Event of Default under the Indenture which would, in turn, constitute a default under the Credit Agreement. The Credit Agreement is attached hereto as Exhibit 10.01 and is incorporated by reference herein in its entirety. The Waiver is attached hereto as Exhibit 10.02 and is incorporated by reference herein in its entirety.


Item 7.   Financial Statements and Exhibits.

      (c)   Exhibits.

            2.01  Agreement  and Plan of Merger  dated as of August 12,  1998 by
                  and  among  Clearview   Cinema  Group,   Cablevision   Systems
                  Corporation and its wholly owned subsidiary, CCG Holdings
                  Inc. (filed herewith).

            2.02 Stockholders Agreement dated as of August 12, 1998 by and among Cablevision Systems Corporation, A. Dale Mayo, individually and as voting trustee, under certain Voting Trust Agreements, and Robert G. Davidoff, CMNY Capitol II, L.P., CMCO, Inc., MidMark Capital, L.P., Prime Charter Ltd., Brett
                  E. Marks, John Nelson, F&N Cinema, Inc., Roxbury Cinemas, Inc., Olde EC, Inc. (f/k/a Emerson Cinemas, Inc.), Michael C. Rush, Pamela Ferman, Seth Ferman, Craig Zeltner, Clairidge Cinemas, Inc., Paul Kay, Cindy Kay, and Marshall Capital Management, Inc. (filed herewith).

             4.01 Indenture  dated as of June 12,  1998 by and  among  Clearview
                  Cinema Group, Inc., its subsidiaries as guarantors, and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.04 to Registration Statement on Form SB-2 (No.
                  333 - 58463) filed July 2, 1998).

             9.01 Voting Trust  Agreement  by and between  Brett E. Marks and A.
                  Dale Mayo as Voting Trustee, dated December 21, 1994 (incorporated by reference to Exhibit 9.01 to Registration Statement on Form SB-2 filed May 27, 1997).

             9.02 Voting Trust  Agreement by and between  Michael C. Rush and A.
                  Dale Mayo as Voting Trustee, dated June 20, 1995 (incorporated by reference to Exhibit 9.02 to Registration Statement on Form SB-2 filed May 27, 1997).

             9.03 Voting Trust Agreement by and between Emerson Cinema, Inc. and
                  A. Dale Mayo as Voting Trustee, dated May 29, 1996 (incorporated by reference to Exhibit 9.03 to Registration Statement on Form SB-2 filed May 27, 1997).

            9.04 Voting Trust Agreement by and among Paul Kay, Cindy Kay and A. Dale Mayo as Voting Trustee, dated July 31, 1996 (incorporated by reference to Exhibit 9.04 to Registration Statement on Form SB-2 filed May 27, 1997).

            9.05 Voting Trust Agreement dated as of November 21, 1997 by and among F&N Cinema, Inc., Roxbury Cinema, Inc. and A. Dale Mayo, as Trustee (incorporated by reference to Exhibit 9.01 to Current Report on Form 8-K filed November 21, 1997).

            9.06 Voting Trust Agreement dated as of February 13, 1998 by and between Clairidge Cinemas, Inc., Craig Zeltner, and A. Dale Mayo, as Trustee (incorporated by reference to Exhibit 9.08 to Registration Statement on Form SB-2 (No. 333 - 58463) filed July 2, 1998).

            9.07 Voting Trust Agreement dated as of April 30, 1998 by and among John Nelson, Seth Ferman, Pamela Ferman, Martin Drescher and A. Dale Mayo, as Trustee (incorporated by reference to Registration Statement on Form SB-2 (No. 333 - 58463) filed July 2, 1998).

            9.08 Voting Trust Agreement dated as of September 1, 1997 by and among John Nelson and A. Dale Mayo, as Trustee (filed herewith).

            9.09 Voting Trust Agreement dated as of September 1, 1997 by and among Seth Ferman and A. Dale Mayo, as Trustee (filed herewith).

            9.10 Voting Trust Agreement dated as of September 1, 1997 by and among Pamela Ferman and A. Dale Mayo, as Trustee (filed herewith).

            9.11 Voting Trust Agreement dated as of September 1, 1997 by and among Craig Zeltner and A. Dale Mayo, as Trustee (filed herewith).

            10.01 Second Amended and Restated Credit Agreement, dated as of June
                  12, 1998, by and between Clearview Cinema Group, Inc. and The Provident Bank (incorporated by reference to Exhibit 10.21 to Registration Statement on Form SB-2 (No.
                  333 - 58463) filed July 2, 1998).

            10.02 Waiver  dated as of August 12,  1998,  to Second  Amended  and
                  Restated Credit Agreement, dated June 12, 1998, by and between Clearview Cinema Group, Inc. and The Provident Bank (filed herewith).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CLEARVIEW CINEMA GROUP, INC.


                                    By:/s/ A. Dale Mayo
                                       ------------------
                                    Name:   A. Dale Mayo
                                    Title:  Chairman of the Board, President
                                            and Chief Executive Officer
Date:  August 27, 1998


                                  EXHIBIT INDEX

 EXHIBIT NO.                        DOCUMENT
 -----------                        --------

    2.01      Agreement  and Plan of Merger  dated as of August 12,  1998 by and     Filed
              among Clearview Cinema Group,  Cablevision Systems Corporation and     herewith
              its wholly owned  subsidiary,  CCG Holdings Inc.

    2.02      Stockholders  Agreement  dated as of August 12,  1998 by and among     Filed
              Cablevision Systems Corporation, A. Dale Mayo, individually and as     herewith
              voting trustee, under certain Voting Trust Agreements,  and Robert
              G. Davidoff,  CMNY Capitol II, L.P., CMCO, Inc.,  MidMark Capital,
              L.P., Prime Charter Ltd., Brett E. Marks, John Nelson, F&N Cinema,
              Inc., Roxbury Cinemas, Inc., Olde EC, Inc. (f/k/a Emerson Cinemas,
              Inc.), Michael C. Rush, Pamela Ferman, Seth Ferman, Craig Zeltner,
              Clairidge Cinemas, Inc., Paul Kay, Cindy Kay, and Marshall Capital
              Management,  Inc.

    4.01      Indenture dated as of June 12, 1998 by and among Clearview  Cinema     Previously
              Group,  Inc., its subsidiaries as guarantors,  and The Bank of New     filed
              York,  as Trustee  (incorporated  by references to Exhibit 4.04 to
              Registration  Statement  on Form SB-2 (No. 333 - 58463) filed July
              2, 1998).

    9.01      Voting Trust  Agreement by and between  Brett E. Marks and A. Dale     Previously
              Mayo as Voting Trustee,  dated December 21, 1994  (incorporated by     filed
              reference to Exhibit 9.01 to  Registration  Statement on Form SB-2
              filed May 27,  1997).

    9.02      Voting Trust  Agreement by and between Michael C. Rush and A. Dale     Previously
              Mayo as Voting  Trustee,  dated  June 20,  1995  (incorporated  by     filed
              reference to Exhibit 9.02 to  Registration  Statement on Form SB-2
              filed May 27,  1997).

    9.03      Voting Trust Agreement by and between Emerson Cinema,  Inc. and A.     Previously
              Dale Mayo as Voting Trustee,  dated May 29, 1996  (incorporated by     filed
              reference to Exhibit 9.03 to  Registration  Statement on Form SB-2
              filed May 27, 1997).

    9.04      Voting  Trust  Agreement  by and among Paul Kay,  Cindy Kay and A.     Previously
              Dale Mayo as Voting Trustee,  dated July 31, 1996 (incorporated by     filed
              reference to Exhibit 9.04 to  Registration  Statement on Form SB-2
              filed May 27,  1997).

                                      -9-

    9.05      Voting Trust  Agreement dated as of November 21, 1997 by and among     Previously
              F&N  Cinema,  Inc.,  Roxbury  Cinema,  Inc.  and A. Dale Mayo,  as     filed
              Trustee  (incorporated  by  reference  to Exhibit  9.01 to Current
              Report on Form 8-K filed  November  21,  1997).

    9.06      Voting  Trust  Agreement  dated  as of  February  13,  1998 by and     Previously
              between Clairidge  Cinemas,  Inc., Craig Zeltner and A. Dale Mayo,     filed
              as  Trustee   (incorporated   by  reference  to  Exhibit  9.08  to
              Registration  Statement  on Form SB-2 (No. 333 - 58463) filed July
              2, 1998).

    9.07      Voting  Trust  Agreement  dated as of April 30,  1998 by and among     Previously
              John Nelson,  Seth Ferman,  Pamela Ferman,  Martin Drescher and A.     filed
              Dale Mayo, as Trustee  (incorporated  by reference to Registration
              Statement on Form SB-2 (No. 333 - 58463) filed July 2, 1998).

    9.08      Voting Trust  Agreement dated as of September 1, 1997 by and among     Filed
              John  Nelson and A. Dale  Mayo,  as  Trustee.                          herewith

    9.09      Voting Trust  Agreement dated as of September 1, 1997 by and among     Filed
              Seth  Ferman and A. Dale  Mayo,  as  Trustee.                          herewith

    9.10      Voting Trust  Agreement dated as of September 1, 1997 by and among     Filed
              Pamela  Ferman and A. Dale Mayo,  as Trustee.                          herewith

    9.11      Voting Trust  Agreement dated as of September 2, 1997 by and among     Filed
              Craig Zeltner and A. Dale Mayo, as Trustee.                            herewith

    10.01     Second Amended and Restated Credit Agreement, dated as of June 12,     Previously
              1998,  by  and  between  Clearview  Cinema  Group,  Inc.  and  The     filed
              Provident  Bank  (incorporated  by  references to Exhibit 10.21 to
              Registration  Statement  on Form SB-2 (No. 333 - 58463) filed July
              2, 1998).

    10.02     Waiver dated as of August 12, 1998, to Second Amended and Restated     Filed
              Credit  Agreement,  dated June 12, 1998, by and between  Clearview     herewith
              Cinema Group, Inc. and The Provident Bank.
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